UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-34940	56-1311233
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

628 Green Valley Road, Suite 500

Greensboro, NC 27408

(Address of principal executive offices, including zip code)

(336) 272-1338

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On June 11, 2012, The Fresh Market, Inc. (the “Company”) announced the launch of a public offering of 10,033,141 shares of it common stock by certain stockholders of the Company (the “Offering”). A copy of the Company’s press release relating to the launch of the Offering, dated June 11, 2012, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release, dated June 11, 2012.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE FRESH MARKET, INC.

Date: June 13, 2012	By:	/s/ Lisa K. Klinger
Name: Lisa K. Klinger
Title: Executive Vice President and CFO

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release, dated June 11, 2012.

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